UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2020

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Adient US LLC (“Adient US”), a wholly-owned subsidiary of Adient plc (“Adient”), together with the other borrowers (the “ABL Borrowers”), and obligors party thereto, are parties to a revolving credit agreement (the “ABL Credit Agreement”) governing a secured asset-based revolving credit facility (the “ABL Credit Facility”) with the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. The ABL Credit Agreement provides for a revolving line of credit up to $1,250 million, including a North American subfacility of up to $950 million and a European subfacility of up to $300 million, subject to borrowing base capacity. The North American subfacility consists of a U.S. revolving subfacility of up to $825 million and a U.S. FILO subfacility of up to $125 million. The material terms of the ABL Credit Agreement are described under Note 9, “Debt and Financing Arrangements” of the notes to the consolidated financial statements contained in Adient’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 22, 2019, which description is incorporated herein by reference.

On March 20, 2020, Adient US gave notice that it will borrow on March 26, 2020 $825 million in principal amount under the ABL Credit Agreement. Approximately $175 million will remain available under the revolving line of credit under the ABL Credit Agreement following this borrowing. The current blended interest rate for the borrowings under the revolving line of credit is 2.33%.

The Company intends to use the borrowings for general corporate purposes or other purposes permitted by the ABL Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: March 20, 2020	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary